UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2014

REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-35262	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan, Suite 3700
 Dallas, Texas 75201
 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report provides combined pro forma financial information of Regency Energy Partners LP (the “Partnership”) to reflect the following transactions:
  The proposed merger whereby the Partnership will acquire PVR Partners, L.P. (“PVR”) as disclosed in the Partnership’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2013 (the “PVR Report”),
  The proposed contribution by Eagle Rock Energy Partners, L.P. ("Eagle Rock") of the outstanding member interests in (i) Eagle Rock Marketing, LLC, a Delaware limited liability company, (ii) Eagle Rock Pipeline GP, LLC, a Delaware limited liability company, (iii) Eagle Rock Gas Services, LLC, a Delaware limited liability company, and 100% of the outstanding partner interests in (a) Eagle Rock Pipeline, L.P., a Delaware limited partnership and (b) EROC Midstream Energy, L.P., a Delaware limited partnership (collectively, the “EROC Interests”) to the Partnership as disclosed in the Partnership’s Form 8-K filed with the SEC on December 24, 2013 (the “EROC Report”). The assets held and operated by the EROC Interests collectively comprise Eagle Rock’s midstream business (the “Midstream Business”), and
  The proposed contribution by Hoover Energy Partners, LP ("HEP") of the outstanding interests in its wholly owned subsidiaries to the Partnership as disclosed in the Partnership’s Form 8-K filed with the SEC on December 23, 2013 (the “HEP Report” and, collectively with the PVR Report and the EROC Report, the “Original Reports”).
Exhibit 99.1 to this Current Report on Form 8-K/A presents the following unaudited pro forma combined financial information, which has been prepared in accordance with Article 11 of Regulation S-X:
  Unaudited pro forma condensed combined balance sheet as of September 30, 2013;
  Unaudited pro forma combined statement of operations for the nine months ended September 30, 2013;
  Unaudited pro forma combined statement of operations for the year ended December 31, 2012; and
  Notes to unaudited pro forma combined financial information.
Exhibit 99.2 provides selected historical financial data of the Partnership for the five years ended December 31, 2012 and selected pro forma financial data of the Partnership as of September 30, 2013 and for the year ended December 31, 2012 and for the nine-month period ended September 30, 2013. Exhibit 99.5 includes the historical audited financial statements of the Midstream Business as of September 30, 2013 and December 31, 2012 and for the nine months ended September 30, 2013 and the years ended December 31, 2012 and 2011 and the unaudited statement of operations and of cash flows of the Midstream Business for the nine months ended September 30, 2012.

This Current Report on Form 8-K/A supplements the Original Reports to include the unaudited pro forma condensed consolidated financial information of the Partnership, the historical audited and unaudited financial statements of PVR, and the historical audited and unaudited financial statements of the Midstream Business.

Item 9.01 Financial Statements and Exhibits
(a)           Financial statements of business acquired.
The historical audited financial statements of PVR as of December 31, 2012 and 2011 and for the three years ended December 31, 2012, are incorporated herein by reference to PVR’s Annual Report on Form 10-K filed with the SEC on February 27, 2013.  The historical unaudited financial statements of PVR as of September 30, 2013, and for the three and nine months ended September 30, 2013 and 2012 are incorporated herein by reference to PVR’s Quarterly Report on Form 10-Q filed with the SEC on October 29, 2013.
(b)           Pro forma financial information.
(d)           Exhibits

Exhibit Number	Description
**Exhibit 23.1	Consent of Independent Auditors
**Exhibit 23.2	Consent of Independent Auditors
**Exhibit 99.1	Unaudited Pro Forma Combined Financial Information and Related Notes
**Exhibit 99.2	Selected Historical and Pro Forma Financial Data
Exhibit 99.3
Unaudited Financial Statements of PVR Partners, L.P. as of September 30, 2013 and for the three and nine months ended September 30, 2013 and 2012 (incorporated by reference to the Quarterly Report on Form 10-Q of PVR Partners, L.P. for the quarter ended September 30, 2013 filed with the Securities and Exchange Commission on October 29, 2013)

Exhibit 99.4
Audited Financial Statements of PVR Partners, L.P. as of December 31, 2012 and 2011,and for the three years ended December 31, 2012 (incorporated by reference to the Annual Report on Form 10-K of PVR Partners, L.P. for the year ended December 31, 2012 filed with the Securities and Exchange Commission on February 27, 2013)

**Exhibit 99.5
Audited Financial Statements of the Midstream Assets of Eagle Rock Energy Partners, L.P. for the nine months ended September 30, 2013 and the two years ended December 31, 2012 and unaudited statements of operations and of cash flows for the nine months ended September 30, 2012

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP By: Regency GP LP, its general partner By: Regency GP LLC, its general partner

	By:	/s/ Thomas E. Long
Thomas E. Long
Executive Vice President and
Chief Financial Officer

Date: January 24, 2014